                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported)               March 10, 1997
                                                               -----------------

                                FIRST USA BANK
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            (Exact name of registrant as specified in its charter)

         (As Servicer on behalf of FIRST USA CREDIT CARD MASTER TRUST)




          Delaware                     33-99362                 76-0039224
       --------------               --------------            --------------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
    of incorporation or                                   Identification Number)
       organization)


201 North Walnut Street, Wilmington, Delaware                           19801
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)



                       302/594-4117
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Registrant's telephone number, including area code



                                      N/A
--------------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report)

Item 5. Other Events


     Pursuant to the terms of the related Series Supplements to the Pooling and Servicing Agreement dated as of September 1, 1992, (together, the "Agreements") as amended from time to time, between First USA Bank as transferor (the "Transferor") and servicer (the "Servicer") and The Bank of New York (Delaware) as trustee (the "Trustee"), relating to the Asset Backed Certificates listed below (the "Certificates") issued by First USA Credit Card Master Trust (the "Trust"), the Trustee made payments relating to the collections for the period of January 1 through January 31, 1997 (the "Collection Period"), on the Series Certificates to those persons in whose names the Certificates were registered as of the last business day of the Collection Period.



           Original Principal  Original Principal      Pooling and
                Amount              Amount         Servicing Supplement                Interest   Principal
  Series       (Class A)           (Class B)              Date          Interest Type  Payment     Payment
----------------------------------------------------------------------------------------------------------
  1993-1      500,000,000              -            May 1, 1993            Floating       yes        no
  1993-3      750,000,000              -            October 1, 1993        Floating       yes        no
  1994-3      532,350,000          34,650,000       June 1, 1994           Floating       yes        no
  1994-4      726,450,000          56,550,000       June 1, 1994           Floating       yes        no
  1994-5      500,000,000          39,160,000       July 30, 1994          Floating       yes        no
  1994-6      750,000,000          58,380,000       July 30, 1994          Floating       yes        no
  1994-7      750,000,000          58,735,000       November 8, 1994       Floating       yes        no
  1994-8      500,000,000          39,157,000       November 8, 1994       Floating        *         no
  1995-1     1,000,000,000         78,300,000       March 1, 1995          Floating       yes        no
  1995-2      660,000,000          51,700,000       March 1, 1995          Floating       yes        no
  1995-3      830,000,000          65,000,000       May 16, 1995           Floating       yes        no
  1995-4      750,000,000          67,770,000       September 14, 1995     Floating       yes        no
  1995-5      500,000,000          45,180,000       September 14, 1995     Floating       yes        no
  1995-6     1,245,000,000        112,500,000       December 7, 1995       Floating       yes        no
  1996-1      750,000,000          67,770,000       March 6, 1996          Floating       yes        no
  1996-2      600,000,000          54,300,000       June 4, 1996           Floating       yes        no
  1996-4      500,000,000          45,180,000       August 6, 1996         Floating       yes        no
  1996-6      862,650,000          78,000,000       November 13, 1996      Floating       yes        no
  1996-8      400,000,000          36,200,000       December 11, 1996      Floating       yes        no
  1997-1      750,000,000          67,770,000       February 4, 1997       Floating       yes        no

* Interest relating to the collection period is set aside by the Trustee to fulfill quarterly interest payments on the February, May, August and November Payment Dates.


     The 1993-1 Certificates, 1993-3 Certificates, 1994-3 Certificates, 1994-4 Certificates, 1994-5 Certificates, 1994-6 Certificates, 1994-7 Certificates, 1994-8 Certificates, 1995-1 Certificates, 1995-2 Certificates, 1995-3 Certificates, 1995-4 Certificates, 1995-5 Certificates, 1995-6 Certificates, 1996-1 Certificates, 1996-2 Certificates, 1996-4 Certificates, and 1996-6 Certificates, 1996-8 Certificates, and 1997-1 Certificates (collectively the "Certificates") represent beneficial ownership of a portion (the "Investor Interest") of certain receivables (the "Receivables") arising in certain credit card accounts (the "Accounts"). Reference is made to the Monthly Certificateholders' Statements of the Trust, filed as Exhibits 99.01, 99.02, 99.03, 99.04, 99.05, 99.06, 99.07, 99.08, 99.09, 99.10, 99.11, 99.12, 99.13,
99.14, 99.15, 99.16, 99.17, 99.18, 99.19, and 99.20 to this report.

Item 7. Financial Statements and Exhibits.

The following exhibits are filed as a part of this report:

(99.01) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1993-1 Certificates.

(99.02) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1993-3 Certificates.

(99.03) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1994-3 Certificates.

(99.04) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1994-4 Certificates.

(99.05) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1994-5 Certificates.

(99.06) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1994-6 Certificates.

(99.07) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1994-7 Certificates.

(99.08) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1994-8 Certificates.

(99.09) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1995-1 Certificates.

(99.10) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1995-2 Certificates.

(99.11) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1995-3 Certificates.

(99.12) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1995-4 Certificates.

(99.13) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1995-5 Certificates.

(99.14) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1995-6 Certificates.

(99.15) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-1 Certificates.

(99.16) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-2 Certificates.

(99.17) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-4 Certificates.

(99.18) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-6 Certificates.

(99.19) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-8 Certificates.

(99.20) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-1 Certificates.

                                  SIGNATURES




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        FIRST USA BANK
                                        As Servicer


                                        By:   /s/ W. Todd Peterson
                                           ---------------------------------
                                                  W. Todd Peterson
                                                  Vice President

Date: March 26, 1997
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